PRO FORMA CONDENSED STATEMENT OF INCOME

                PROVIDIAN FINANCIAL CORPORATION AND SUBSIDIARIES

         The following tables present the unaudited pro forma condensed statement of income for each of the four quarters ended March 31, June 30, September 30 and December 31, 1996 and for the year ended December 31, 1996 for Providian Financial Corporation, giving effect to the Distribution and to the issuance of $160 million in liquidation amount of mandatorily redeemable preferred securities (the "Capital Securities") by Providian Capital I, a subsidiary trust of Providian Financial Corporation that was formed in January 1997 for the sole purpose of issuing the Capital Securities (and certain Common Securities of Providian Capital I owned by Providian Financial Corporation) and investing the proceeds in 9.525% Junior Subordinated Deferrable interest Debentures issued by Providian Financial Corporation. The pro forma condensed statement of income was prepared assuming that the Distribution and the sale of the Capital Securities had occurred on January 1, 1996, as noted in the Footnotes to the Pro Forma Condensed Statement of Income.

         The unaudited pro forma condensed statement of income presented below does not purport to represent what the results of operations would actually have been if the pro forma adjustments had occurred on the dates referred to be above or to be indicative of the future results of operations of Providian Financial Corporation. The pro forma adjustments are based upon available information and certain assumptions that the registrant believes are reasonable. The pro forma condensed statement of income should be read in conjunction with the historical financial statements of the registrant and the related notes thereto contained in the registrant's registration statement on Form 10 filed under the Securities Exchange Act of 1934, as amended.


PROVIDIAN FINANCIAL CORPORATION
PRO FORMA CONDENSED STATEMENT OF INCOME
Quarterly/Annual Summary


(Dollars in thousands)
                                            Quarter Ended March 31, 1996               Quarter Ended June 30, 1996

                                            As          Pro Forma      Pro Forma       As             Pro Forma            Pro Forma
                                            Reported    Adjustments    Results         Reported       Adjustments          Results
                                            --------    -----------    ---------       --------       ----------           ---------


Interest Income:
   Consumer Loans .......................  $133,111                     $133,111       $138,423                            $138,423
   Other ................................     5,238                        5,238          5,699                               5,699
                                             -------                     -------        -------                             -------
      Total Interest Income .............   138,349                      138,349        144,122                             144,122

Interest Expense:
   Deposits .............................    31,362                       31,362         35,415                              35,415
   Borrowings ...........................    13,890      $(753) (1)       13,137         14,221         $(756)   (1)         13,465
                                             ------       ----            ------         ------          ----                ------
      Total Interest Expense ............    45,252       (753)           44,499         49,636          (756)               48,880
                                             ------       ----            ------         ------          ----                ------
Net interest income .....................    93,097                       93,850         94,486                              95,242

Provision for loan losses ...............    28,351                       28,351         23,831                              23,831

Non-Interest Income .....................    90,570                       90,570         89,975                              89,975
                                                          (960) (2)                                      (960)   (2)
                                                           593  (3)                                       593    (3)
                                                         4,000  (4)                                     4,000    (4)
                                                         -----                                          -----
Non-Interest Expense ....................    98,488      3,633           102,121         97,936         3,633               101,569
                                             ------     -------          -------         ------         -----               -------
Income before income taxes ..............    56,828     (2,880)           53,948         62,694        (2,877)               59,817
                                             ------     -------           ------         ------        -------               ------
                                                           286  (1)                                       287    (1)
                                                           365  (2)                                       365    (2)
                                                          (225) (3)                                      (225)   (3)
                                                        (1,520) (4)                                    (1,520)   (4)
                                                        -------                                        -------
Income tax expense.......................    21,420     (1,094)           20,326         23,810        (1,093)               22,717
                                             -------    -------           ------         ------        -------               ------
Net Income ..............................   $35,408    $(1,786)          $33,622        $38,884       $(1,784)              $37,100
                                             ======     =======           ======         ======        =======               ======


Weighted Average Number of Common Shares Outstanding .........            93,890                                             93,490

Net income per common and common equivalent share.............             $0.36                                              $0.40

(Dollars in thousands)
                                            Quarter Ended September 30, 1996           Quarter Ended December 31, 1996

                                           As          Pro Forma       Pro Forma      As             Pro Forma            Pro Forma
                                           Reported    Adjustments     Results        Reported       Adjustments          Results
                                           --------    -----------     ---------      --------       ----------           --------


Interest Income:
   Consumer Loans .......................  $145,852                    $145,852       $156,949                            $156,949
   Other ................................     5,455                       5,455          5,266                               5,266
                                            -------                      -------        -------                             ------
      Total Interest Income .............   151,307                     151,307        162,215                             162,215

Interest Expense:
   Deposits .............................    31,882                      31,882         43,032                              43,032
   Borrowings ...........................    14,211      $(674) (1)      13,537          6,354         $(656)  (1)           5,698
                                             ------       -----          ------         ------          -----               ------
      Total Interest Expense ............    46,093       (674)          45,419         49,386          (656)               48,730
                                             ------       -----          ------         ------          -----               ------
Net Interest Income .....................   105,214                     105,888        112,829                             113,485

Provision for loan losses ...............    37,510                      37,510         36,887                              36,887

Non-Interest Income .....................   108,152                     108,152        123,311                             123,311
                                                          (959) (2)                                     (959)   (2)
                                                           593  (3)                                      593    (3)
                                                         4,000  (4)                                    4,000    (4)
                                                         -----                                         -----
Non-Interest Expense ....................   111,586      3,634          115,220        125,794         3,634               129,428
                                            -------      -----          -------        -------         -----               -------
Income before income taxes ..............    64,270     (2,960)          61,310         73,459        (2,978)               70,481
                                             ------     -------          ------         ------        -------               ------
                                                           256  (1)                                      250    (1)
                                                           364  (2)                                      364    (2)
                                                          (225) (3)                                     (225)   (3)
                                                        (1,520) (4)                                   (1,519)   (4)
                                                        -------                                       -------
Income tax expense.......................    24,353     (1,125)          23,228         27,902        (1,130)               26,772
                                             -------    -------          ------         ------        -------               ------
Net Income ..............................   $39,917    $(1,835)         $38,082        $45,557       $(1,848)              $43,709
                                             ======     =======          ======         ======        =======               ======


Weighted Average Number of Common Shares Outstanding .........           93,571                                             93,705

Net income per common and common equivalent share.............            $0.41                                              $0.46



(Dollars in thousands)
                                            Year Ended December 31, 1996

                                           As          Pro Forma       Pro Forma
                                           Reported    Adjustments     Results
                                           --------    -----------     ---------


Interest Income:
   Consumer Loans .......................  $574,335                    $574,335
   Other ................................    21,658                      21,658
                                            -------                     -------
      Total Interest Income .............   595,993                     595,993

Interest Expense:
   Deposits .............................   141,691                     141,691
   Borrowings ...........................    48,676     (2,839) (1)      45,837
                                            -------     -------         -------
      Total Interest Expense ............   190,367     (2,839)         187,528
                                            ------      -------         -------
Net interest income .....................   405,626                     408,465

Provision for loan losses ...............   126,579                     126,579

Non-Interest Income .....................   412,008                     412,008
                                                        (3,838) (2)
                                                         2,372  (3)
                                                        16,000  (4)
                                                        ------
Non-Interest Expense ....................   433,804     14,534          448,338
                                            -------     ------          -------
Income before income taxes ..............   257,251    (11,695)         245,556
                                            -------    --------         -------
                                                         1,079  (1)
                                                         1,458  (2)
                                                          (901) (3)
                                                        (6,079) (4)
                                                        -------
Income tax expense.......................    97,485     (4,443)          93,042
                                             ------     -------          ------
Net Income ..............................  $159,766    $(7,252)        $152,514
                                            =======     =======         =======


Weighted Average Number of Common Shares Outstanding .........           93,664

Net income per common and common equivalent share.............            $1.63


FOOTNOTES TO ADDITIONAL PRO FORMA CONDENSED STATEMENT OF INCOME

(1) Reflects the repayment of borrowings by Providian Financial Corporation from affiliates that will no longer be affiliates after the Distribution. The adjustment assumes that such repayment was funded from the proceeds of Capital Securities issued on a pro forma basis as of January 1, 1996.

(2) Reflects the reimbursement by Providian Corporation of certain previously recognized employee costs incurred by Providian Financial Corporation on behalf of Providian Corporation as required under the terms of the Employee Benefits Agreement in connection with the Distribution.

(3)  Reflects   additional    administrative   expenses   (executive   salaries,
     professional services, business taxes and other expenses) which are estimated to be incurred by Providian Financial Corporation as a publicly held, stand-alone entity.

(4) Reflects, as of January 1, 1996, the issuance of $160 million in liquidation amount of Capital Securities of Providian Capital I, a subsidiary trust of Providian Financial Corporation, that was formed in January 1997 for the sole purpose of issuing the Capital Securities.